Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 1 dated June 10, 2020

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

Schedules of Investments

The Schedule of Investments of the Company as of May 29, 2020 (Unaudited) is set forth below:

		Reference Rate	Maturity	Principal
	Rate	& Spread	Date	Amount	Value
FIRST LIEN SENIOR SECURED TERM LOANS - 34.70%
Art - 15.33%
Ostillo Delaware, LLC(a)	8.25%	3M US L + 6.50%	03/17/2023	$2,375,000	$2,375,000
Ostillo Delaware, LLC(b)	1.00%	1.00%	06/15/2020	1,800,000	–
Total Art				4,175,000	2,375,000

CRE - 19.37%
iBorrow Reit, LP(a)	8.75%	8.75%	03/23/2022	$3,000,000	$3,000,000
Total CRE				3,000,000	3,000,000

Total First Lien Senior Secured Term Loans (Cost $5,375,000)				7,175,000	5,375,000

			7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 65.88%
GS Financial Square Federal Instruments Fund			0.17%	10,204,188	$10,204,188
Total Money Market Mutual Funds (Cost $10,204,188)			–	10,204,188	10,204,188

Total Investments - 100.58% (Cost $15,579,188)					$15,579,188
Liabilities in Excess of Other Assets - (0.58)%					(91,048)
Net Assets - 100.00%					$15,488,140

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.

(b)	This investment has an unfunded commitment as of May 29, 2020. The rate associated with undrawn committed delayed draw term loans represent rates for commitment and unused fees.

The Schedule of Investments of the Company as of March 31, 2020 (Unaudited) is set forth below:

		Reference Rate	Maturity	Principal
	Rate	& Spread	Date	Amount	Value
FIRST LIEN SENIOR SECURED DELAYED DRAW TERM LOANS - 15.37%
Art - 15.37%
Ostillo Delaware, LLC(a)	8.25%	3M US L + 6.50%	03/17/2023	$2,375,000	$2,375,000
Ostillo Delaware, LLC(b)	1.00%	1.00%	06/15/2020	1,800,000	–
Total Art				4,175,000	2,375,000

Total First Lien Senior Secured Delayed Draw Term Loan (Cost $2,375,000)				4,175,000	2,375,000

			7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 85.37%
BlackRock Liquidity FedFund			0.330%	13,194,358	$13,194,358
Total Money Market Mutual Funds (Cost $13,194,358)			–	13,194,358	13,194,358

Total Investments - 100.74% (Cost $15,569,358)					$15,569,358
Liabilities in Excess of Other Assets - (0.74)%					(114,116)
Net Assets - 100.00%					$15,455,242

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)

This investment has an unfunded commitment as of March 31, 2020. The rate associated with undrawn committed delayed draw term loans represent rates for commitment and unused fees. For further details, see Note 2 to Quarterly Schedule of Investments.

1. Fair Value Measurement – YieldStreet Prism Fund Inc. (the “Fund”) follows guidance in ASC Topic 820 – Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants as the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

ii

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Pricing Committee.  The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources.  Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Fund’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. The Fund engages reputable third-party pricing services, an independent valuation firm and regularly reviews the valuation methodologies provided by those third-party pricing services and the independent valuation firm to assist the Fund in determining fair value. The Board of Directors through the delegation to the Pricing Committee is fully responsible for determining the fair value.

The following table presents the fair value measurement of investments by major class of investments as of March 31, 2020 according to the fair value hierarchy:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
First Lien Senior Secured Delayed Draw Term Loan	$–	$–	$2,375,000	$2,375,000
Money Market Mutual Funds(1)	13,194,358	–	–	13,194,358
Total	$13,194,358	$–	$2,375,000	$15,569,358

(1)	Money Market Mutual Funds represent the cash and cash equivalents of the Fund which is invested in BlackRock Liquidity FedFund Money Market account to earn interest. This amount is not being sub-managed through BlackRock International Limited and BlackRock (Singapore) Limited as Sub-Sub-Adviser.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

First Lien Senior Secured Delayed Draw Term Loan
Balance as of December 31, 2019	$-
Purchases	2,375,000
Sales proceeds	-
Transfer into Level 3	-
Transfer out of Level 3	-
Accrued discount/ premium	-
Return of capital	-
Realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	-
Balance as of March 31, 2020	$2,375,000

Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2020	$-

iii

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of March 31, 2020. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining our fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range	Weighted Average (1)
First Lien Senior Secured Delayed Draw Term Loan	$2,375,000	Recent Transaction	Recent Transaction Price	$100	$100

Total Level 3 Investments	$2,375,000

(1)	The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment.

Generally, new private investments purchased within 15 business days before the valuation date are not valued by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Pricing Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Pricing Committee in determining the application of a valuation methodology at the next valuation date. The Pricing Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

2. Unfunded Commitments – The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market quarterly. At March 31, 2020, the Fund had an unfunded commitment shown below:

Security	Unfunded Commitments as of March 31, 2020
Ostillo Delaware, LLC	$1,800,000

Description of our Portfolio Investments as of June 4, 2020

A brief description of each of our Investments is set forth below:

Art Finance: We made a $4.175 million delayed-draw first-lien term loan to an art holding company (the “Borrower”) that will be funded in three separate tranches, of which an initial $2.375 million was drawn at closing. The loan was originated by Athena Art Finance Corp. (“Athena”), an affiliate of Yieldstreet, and is secured by a diversified pool of thirteen (13) blue-chip artworks valued at an estimated $5.2 million (as determined by an independent, third-party appraisal firm on a marketable cash value basis) as of the date of the loan. The primary two artworks in the collateral pool were created by the artists Anselm Kiefer and Christopher Wool. Anselm Kiefer is a seventy-five year old German painter and sculptor most well-known for using a breadth of media to unite art and literature in his work. Christopher Wool is a sixty-five year old American artist, most well-known for his large-scale graffiti inspired paintings, often including large black stenciled letters.

The loan-to-value (“LTV”) for this Investment was 45.3% as of the loan closing date. Following the second and third expected draws of $900,000 each, the loan is expected to be secured by a total of fifteen (15) artworks valued at an estimated $8.8 million, with an expected LTV of 47.20%. The loan is interest only priced at an interest rate of three month LIBOR plus 6.50% per annum, with a LIBOR floor of 1.75%. We received a 1.50% upfront fee upon funding the loan. A 1.00% unused fee will be charged on all undrawn commitment amounts until the delayed-draw availability period expires. The loan may be prepaid at any time subject to a one year make-whole fee. The two remaining draws are contingent upon additional eligible artwork collateral being added to the existing collateral pool. The above referenced loan has a term of three years and expires on March 17, 2023.

iv

Athena, on our behalf, has taken possession and control of the collateral at a storage facility in the U.S, and acts as bailee. In addition, we maintain a first-priority perfected security interest in all of the collateral pursuant to UCC filings in the State of Delaware. We are named additional insured and loss payee on the Borrower’s $5.3 million fine art insurance policy covering the collateral issued by a Lloyd’s of London syndicate.

Real Estate: iBorrow REIT, LP (“iBorrow”), a Los Angeles based commercial real estate investment trust, originated a $9.35 million first mortgage loan secured by a newly-built co-living apartment property in Hollywood, California. Proceeds from the loan were used to refinance existing debt and provide a small return of sponsor equity. We purchased a $3 million pari passu participation in the loan, with iBorrow retaining the balance of the exposure. The loan closed in March 2020 and has a term of 24 months and will pay interest monthly. Our participation pays a coupon of 8.75% per annum (net of servicing fees to iBorrow).

There has been a substantial increase in class A high-rise multifamily units in the Hollywood area over the past five years with more under development. Rental rates in these buildings are high relative to the more common three to four story apartment properties in the area, and while the amenities are extensive, the costs are often out of the reach of many. The co-living product provides a fully-furnished, turn-key rental solution that includes utilities, wifi, cable, and weekly meals in a high-quality location at the expense of personal square footage. Co-living comparables in nearby areas show occupancy levels in the high 90% area, indicating demand for the product. The borrower expects to lease the property up over the next four to six months and then refinance the loan with less expensive, long-term debt once stabilized. The borrower will need to have an operational history for the property, which will likely not result in a refinancing prior to one year from closing.

Litigation Finance: On May 31, 2020, we entered into an agreement to acquire a $2.8 million participation in a limited partnership interest in a special purpose entity that has invested in a litigation finance fund (the “Litigation Fund”). We expect this investment to close within 30 days of the date in which we committed to acquire the participation in such limited partnership interest. The Litigation Fund invests in both individual and pools of legal finance transactions. The investment management team of the Litigation Fund is based in New York City. The founders of the Litigation Fund have been working together since 2000 and ran a similar business at a major Wall Street firm. The investment management team were early pioneers in the U.S. litigation finance industry. The investment manager of the Litigation Fund has been a registered investment advisor with the SEC since early 2010. The manager currently manages over $500 million.

This investment will have a fixed coupon of 14.00%, and after repayment of principal in full, we will be entitled to an additional 11.125% of each dollar received if the Litigation Fund’s net returns, after repayment in full of principal, exceed 14.00%. The investment will accrue interest semi-annually, but interest will only be paid when cash flow from the special purpose entity invested in the limited partnership agreement in the Litigation Fund is received. To the extent there is no cash flow, the investment will continue to accrue interest. The legal final maturity of this investment will be five and a half years. This investment will also have principal protection in the form of a surety bond issued by an A- rated surety bond insurer.

Additional Senior Investment Professionals

In addition to the Senior Investment Professionals included in the Prospectus, the Adviser’s Senior Investment Professionals additionally include Larry Curran and Barbara Andersen. For more information regarding the business experience of Larry Curran, the Managing Director of Yieldstreet’s private business credit group, and Barbara Anderson, Senior Director and Head of Underwriting for Yieldstreet’s private business credit group, see below.

Barbara Anderson. Mrs. Anderson has over 30 years of lending experience.  She obtained formal credit training at National Westminster Bank USA (“NatWestUSA”) after which she managed a $750 million portfolio of loans to consumer and commercial finance companies nationwide.  After leaving NatWestUSA, Mrs. Anderson ran business development activity for a publicly-traded factoring company and held senior management positions in the Mid-Atlantic region at the CIT Group.  From 1998 to 2009, Mrs. Anderson managed the underwriting and business development efforts at BankBoston Retail Finance, IBJ Whitehall Retail Finance, LaSalle Retail Finance and National City Retail Finance.  Over the years she has worked with hundreds of small and mid-cap companies as well as large public companies to provide in excess of $3 billion in financing for acquisitions, restructurings, bankruptcies, recapitalizations and refinancings.  More recently, Mrs. Anderson has been working with private equity and hedge funds to acquire portfolios of performing and non-performing receivables and to fund growing specialty finance companies using asset-based lending structures. Mrs. Anderson has a Bachelor of Arts in Psychology from Colgate University.

v

Larry L. Curran II. Prior to joining Yieldstreet, Mr. Curran was the founder and Chief Executive Officer of i2B Capital, a senior secured loan originator and servicer in partnership with institutional credit funds. I2b Capital specialized in structuring senior secured debt to hyper-growth companies. Prior to i2B Capital, Mr. Curran was the co-founder of Vion Receivable Investments, a private equity backed global purchaser of receivable assets, where he originated, vetted and structured complex transactions in Europe, South America, and across the U.S. Mr. Curran founded New Horizons Computer Learning Center of Southern Arizona, a franchise of the, then world’s largest computer training company. Mr. Curran’s center had multiple technical designations including Microsoft Gold Partner and Certified Ethical Hacking. Prior to that, Mr. Curran served as Managing Principal of an NASD broker/dealer that specialized in syndicating their own limited partnerships. The programs focused on buying delinquent and charged off consumer and commercial receivables. Mr. Curran has an Executive Certificate in Business Administration from Notre Dame’s Mendoza School of Business, and also holds a Bachelor of Science in Business Management from Colorado State University.

vi